UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  September 16, 2010

3D SYSTEMS CORPORATION
(Exact name of Registrant as Specified in its Charter)

Delaware	1-34220	95-4431352
(State or other jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

333 Three D Systems Circle Rock Hill, South Carolina, 29730
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (803) 326-3900

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[   ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 16, 2010, the registrant completed a non-material acquisition of the assets and certain of the liabilities of Express Pattern, Inc., a provider of rapid prototyping, direct patterns for investment casting and manufacturing services as part of the registrant's continued expansion of its 3Dproparts(TM) service.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1     Press Release dated September 16, 2010 regarding acquisition of Express Pattern.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3D SYSTEMS CORPORATION
Date: September 16, 2010
	By:	/s/ ROBERT M. GRACE, JR.
	Name:	Robert M. Grace, Jr.
	Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	3D Systems Press Release regarding acquisition of Express Pattern.